                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                       -----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 26, 2002


                           HANOVER COMPRESSOR COMPANY
               (Exact Name of Registrant as Specified in Charter)


            Delaware                      1-13071                76-0625124
(State or Other Jurisdiction      (Commission File Number)     (IRS Employer
      of Incorporation)                                     Identification No.)

12001 North Houston Rosslyn                                      77086
Houston, Texas  77086                                         (Zip Code)
(Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (281) 447-8787

Item 5.   Other Events.

          Hanover Compressor (NYSE: HC) today announced the election of William S. Goldberg as Vice Chairman of the Board, the election of Victor E. Grijalva and I. Jon Brumley as additional directors, and the appointment of John
E. Jackson to succeed Goldberg as Chief Financial Officer and serve as Senior Vice President of the Company.

          The Company will host a conference call at 2:00 p.m. ET, Tuesday, February 26, to discuss these matters and other recent corporate developments. To access the call, participants should dial 913-981-4912 at least 10 minutes before the scheduled start time. For those unable to participate on the call, a replay will be available from 5:00 p.m. (ET) on Tuesday, February 26, until midnight, Friday, March 8. To listen to the replay, please call (719) 457-0820. The access code for the call is 439591.

          Copies of the press releases issued by Hanover with respect to these matters are attached as Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

    (a)   Financial Statements of Business Acquired.

          Not applicable.

    (b)   Pro Forma Financial Information.

          Not applicable.

    (c)   Exhibits.

          99.1     Press Release, issued February 26, 2002

          99.2     Press Release, issued February 26, 2002

          99.3     Press Release, issued February 26, 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HANOVER COMPRESSOR COMPANY

Date:    February 26, 2002                  By: /s/ Michael J. McGhan
                                                --------------------------------
                                            Name: Michael J. McGhan
                                            Title:   President and Chief
                                                     Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number         Description
-------        -----------

99.1           Press Release, issued February 26, 2002

99.2           Press Release, issued February 26, 2002

99.3           Press Release, issued February 26, 2002